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                                 EXHIBIT (10-5)



          The Procter & Gamble Deferred Compensation Plan for Directors
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                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
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                           Principal Features of Plan
                           --------------------------

1)       Effective Date - October 1, 1980.
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2)       Eligibility - All outside Directors.
         -----------

3)       Amounts Available for Deferral - All or part of retainer.
         ------------------------------

4)       Period of Deferral - Until retirement as Director or after Director's
         ------------------
         seventy-first birthday, at option of Director.

5)       Valuation of Deferred Compensation Account - The amounts deferred will
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         earn hypothetical interest compounded monthly from date of deferral until December 31 of year prior to year of payment. Interest will be payable on the basis of the prime rate in effect at Morgan Guaranty at time of crediting.

6)       Payment Options - Lump sum or up to 5 annual installments, paid or
         ---------------
         commencing January 15 of year following year of retirement as Director or the January 15 following the Director's 71st birthday, as elected. All payments are in cash.

7)       Death of Director - Payment made in lump sum to beneficiary designated
         -----------------
         by Director, or if no designation, to Director's estate.

8)       Administration - Administrator is Secretary of Company.
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9)       Amendment or Termination - Board of Directors, or Executive Committee
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         of the Board, can amend or terminate at any time so long as vested rights are not interfered with.

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                          THE PROCTER & GAMBLE COMPANY
                          -----------------------------
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
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1.       Name and Purpose - This plan shall be known as The Procter & Gamble
         ----------------

         Company Deferred Compensation Plan for Directors ("Plan"). It is the purpose of this Plan to enable certain Directors of The Procter & Gamble Company ("Company") to elect to defer some or all of the fees which may be payable to the Director for future services to be performed by him/her on this Board of Directors or any committee thereof.

2.       Eligibility - Any Director of the Company who is not also an employee
         -----------

         of the Company or of a subsidiary of the Company shall be eligible to participate in the Plan.

3.       Compensation Eligible for Deferral - Any eligible Director
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         ("Participant") may elect to defer receipt of all or a specified portion of the compensation (exclusive of expense reimbursements) otherwise payable to him/her for serving on the Board of Directors of the Company. Such compensation shall be credited to the Participant's Deferred Compensation Account described hereafter on the date the compensation would otherwise be payable.

4.       Deferred Compensation Account - There shall be established for each
         -----------------------------

         Participant who so elects a Deferred Compensation Account. Interest shall be credited to such Account on the last day of each month by applying the prime rate of Morgan Guaranty Trust Company of New York then in effect to the balance in such Account on the first day of the month in question. All interest so credited shall become part of the balance of such Account at the close of business on the day of crediting.

5.       Value of Deferred Compensation Account - the value of each
         --------------------------------------

         Participant's Deferred Compensation Account will include the compensation deferred plus accumulated interest credited to such Account to the date of withdrawal. For this purpose, the date of withdrawal shall be deemed to be the last day of the month preceding payment in accordance with this Plan.

6.       Time of Election of Deferral - An election to defer compensation must
         ----------------------------

         be made prior to the time such compensation is earned. Once made, an election shall continue in effect until the end of the Participant's service as a Director or until the Company is notified in writing of the cancellation of the election, whichever shall occur first.

7.       Manner of Electing Deferral - A Participant may elect to defer
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         compensation by giving notice to the Secretary of the Company on a form provided by it. Such notice shall include:

         A.       The amount or percentage of compensation to be deferred.

         B. An election of a lump sum payment or a number of annual installments (not to exceed 5) for the payment of the deferred compensation.

         C. The date of the first installment payment, which shall be either January 15 in the year following the year in which service as a Director terminates or the January 15 following the electing Director's 71st birthday.

8.       Beneficiary Designation - A Participant may, from time to time, furnish
         -----------------------

         a form to the Secretary of the Company designating any person or persons to whom payments are to be made if the Participant dies before receiving payment of all amounts due hereunder. A beneficiary designation form will be effective only after the signed form is filed with the Secretary of the Company while the Participant is alive but will cancel any beneficiary designation forms signed and filed earlier.

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9.       Manner of Payment - No withdrawal may be made from the Participant's
         -----------------

         Deferred Compensation Account except as provided in this section. The value of a Participant's Deferred Compensation Account is payable in cash in either a lump sum or in annual installments as provided in paragraph 7. If annual installments are elected, the amount of each payment shall be a fraction of the value of the Participant's Deferred Compensation Account as of December 31 of the year preceding payment, the numerator of which is 1 and the denominator of which is the total number of installments elected minus the number of installments previously paid.

         In the event of a Participant's death, the value of his/her Deferred Compensation Account (including accrued interest) determined as of the date of death shall be paid in cash in a single payment to the beneficiary previously designated by the Participant, or to his/her estate if no beneficiary has been designated, on the first January 15 or July 15 following such death or as soon as reasonably possible thereafter.

10.      Participant's Rights - The right of any Participant to receive payments
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         under the provisions of this Plan shall be unsecured claim against the general assets of the Company. The right of a Participant to receive payments of deferred compensation as provided in this Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation.

11.      Statement of Account - Statements will be sent to Participants during
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         January of each year as to the value of their Deferred Compensation
         Accounts as of the end of December of the previous year.

12.      Administration - The Administrator of this Plan shall be the Secretary
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         of the Company. The Administrator shall have authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement provisions thereof. Decisions by the Administrator as to interpretation of the Plan shall be binding and conclusive on all affected parties.

13.      Governing Law - The provisions of this Plan shall be interpreted and
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         construed in accordance with the laws of the State of Ohio.

14.      Amendment and Termination - The Plan shall become effective October 1,
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         1980. It may at any time be amended, modified or terminated by the
         Board of Directors, or the Executive Committee of the Board of Directors, of the Company. No amendment, modification or termination shall, without the consent of the Participant, adversely affect such Participant's rights with respect to amounts theretofore accrued in his/her Deferred Compensation Account.

         Attachment

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                          THE PROCTER & GAMBLE COMPANY
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                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
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To: The Procter & Gamble Company

In accordance with the provisions of The Procter & Gamble Company Deferred compensation Plan for Directors, I hereby elect to defer future compensation (excluding expense reimbursements) otherwise payable to me for services as a Director of The Procter & Gamble Company. This election shall remain in effect until cancelled by me in writing delivered to the Secretary of the Company.

Amount of Deferral (fill in one):

             $___________________________    (amount per year)

                      or

             ___________________________     (percentage per year -- up to 100%)

             _____
             _____    Retainer Fee

The compensation deferred is to be paid to me in cash in______
(insert number not to exceed five) annual installments, the first of which is to be made on (choose one)

             _____
             _____ the January 15 of the calendar year following the year in which my services terminate.

             _____
             _____    the January 15 following_____________________, 19_______
                      (my 71st birthday).

If I die before receiving all of the deferred payments due me, the value of my deferred compensation account shall be paid in a single payment to the beneficiary(ies) designated by me, or if no beneficiary(ies) has (have) been designated, to my estate.

This election is subject to the terms of The Procter & Gamble Company Deferred Compensation Plan for Directors, adopted September 9, 1980 and on file with the records of the Company.

Received on the________day                   ___________________________________
of____________________, 19____,              Signature of Director
on behalf of The Procter &
Gamble Company                               Date_______________________________

By_______________________________
          Secretary

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                          THE PROCTER & GAMBLE COMPANY
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                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
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In case of my death while a Participant in this Plan, I hereby designate as my beneficiary(ies) to whom payments shall be made as provided in the Plan:

Name             Relationship             Address            Proportion to Each
----             ------------             -------            ------------------

I understand that the above designation(s) shall remain in effect until I give written notice of change to the Secretary of The Procter & Gamble Company.

         NOTE:

         1. Many states have laws bearing on beneficiary designations. Participants may desire to consult their advisors before making a designation.

         2. Write name of beneficiary in full. If a married woman, show her given, maiden and surname; thus, Mary Williamson Smith, not Mrs. John Smith.

         3.       Suggested Beneficiary Designations:

                  Mary Williamson Smith Wife 1 Main Ave., Milwaukee, Wis. 100%
                            or
                  Mary Williamson Smith Wife     "      "         100%
                  If she survives me, otherwise
                  My children, per stirpes*               Equally
                            or

                  My Estate

*This provides that if any of the children should predecease the Participant or former Participant, that child's share will go to his/her children.

I understand that the value of my Deferred Compensation Account (including accrued interest) determined as of the date of death will be paid in cash in a single payment to the beneficiary(ies) designated above in accordance with the terms of the Plan.

                                         Signature______________________________
                                                     Director

                                         Date Signed____________________________

Acknowledgment:

Received as of_______________________________

Signature____________________________________
         Secretary, The Procter & Gamble Company

This Form should be submitted in duplicate. One copy will be returned for your records after acknowledgment by the Secretary.